Exhibit 99.2

MEDIA GENERAL REPORTS JUNE REVENUES

          RICHMOND, Va., July 12 /PRNewswire-FirstCall/ -- Media General, Inc. (NYSE: MEG) today reported that total revenues for June 2005 increased 3.6 percent, to $70.8 million, from June 2004.  On a divisional basis, Publishing revenues increased 3.5 percent, Broadcast revenues were up 2.6 percent, and Interactive Media Division revenues rose 37.3 percent.

          Newspaper advertising revenues increased $1.8 million, or 5 percent, over last June, and reflected an 8 percent increase at The Tampa Tribune and a 3.3 percent gain at the Richmond Times-Dispatch. Including revenues from the company’s newspaper Web sites, Publishing revenues increased 4.2 percent and newspaper advertising revenues rose 5.9 percent for the month.

          Classified revenues increased $960,000, or 6.2 percent, compared with June 2004.  The Tampa Tribune was up 6.9 percent, the Richmond Times-Dispatch was up 6 percent and the Winston-Salem Journal was even with last year.  The Community newspapers were up 6.9 percent.  Including online advertising, Classified revenues increased 7.9 percent in June.

          Employment linage continued to trend upward and increased 7.1 percent at the Richmond Times-Dispatch, 1.7 percent at The Tampa Tribune and 0.9 percent at the Winston-Salem Journal.  Real estate linage was strong in all three markets, while automotive linage was down.

          Retail revenues increased $690,000, or 4.4 percent, led by 12 percent growth at The Tampa Tribune.  Tampa’s results reflected strength in the preprints, entertainment, home furnishings, medical and drug store categories.  Retail revenues at the Richmond Times-Dispatch rose 4.3 percent and reflected strong financial advertising and color revenues.  Retail advertising at the company’s Community newspapers was softer than expected for the month, with the exception of the Northern Virginia market.

          National revenues rose $130,000, or 3.9 percent, over last June.  Increases at the Winston-Salem Journal and The Tampa Tribune were partially offset by a decline at the Richmond Times-Dispatch.  The increase in Winston-Salem resulted from higher telecommunications, travel, medical and automotive advertising.  Tampa’s improvement was due to increased automotive, pharmaceutical and grocery advertising.  Richmond’s decline was due to lower telecommunications and entertainment advertising.

          Circulation revenues were $365,000, or 5.5 percent, below last year, mostly due to a change in wholesale rates to independent carriers.  There also were volume decreases in some markets.

          In the Broadcast Division, gross time sales increased $590,000, or 2.4 percent, from last June.  Local and National transactional sales improved by an aggregate $2.3 million and more than offset a $1.7 million decline in Political spot sales compared with last year.

          Local time sales grew by a robust $2 million, or 13.7 percent, driven by continued success with new business development initiatives.  Gains in the automotive, financial, furniture, home improvement, and entertainment categories more than offset declines in the telecommunications and corporate categories.

          National time sales rose $305,000, or 3.6 percent.  Increases in the corporate and entertainment categories more than offset decreases in financial and automotive advertising.

          Interactive Media Division revenues rose 37.3 percent to $1.6 million.  This growth was driven by a 44.6 percent increase in Classified advertising and new product revenue.  Local advertising was up 47.5 percent.

          About Media General

          Media General is a diversified communications company operating leading newspapers, television stations and online enterprises, primarily in the Southeastern United States.  The company’s publishing assets include three metropolitan newspapers, The Tampa Tribune, Richmond Times-Dispatch, and Winston-Salem Journal; 22 daily community newspapers in Virginia, North Carolina, Florida, Alabama and South Carolina; and more than 100 weekly newspapers and other publications.  The company’s broadcasting assets include 26 network-affiliated television stations that reach more than 30 percent of the television households in the Southeast and nearly 8 percent of those in the United States.  The company’s interactive media assets include more than 50 online enterprises that are associated with its newspapers and television stations. Media General also owns a 33 percent interest in SP Newsprint Company.

MEDIA GENERAL INC.

Revenues and Page Views

	June

	2005	2004	% Change

Revenues (000)	$70,805	$68,364	3.6%
Publishing	44,193	42,719	3.5%
Broadcast	25,435	24,793	2.6%
Interactive Media	1,550	1,129	37.3%
Eliminations	(373)	(277)	(34.7)%

Selected Publishing Revenues (000)
By Category
Advertising	$36,949	$35,182	5.0%
Classified	16,541	15,580	6.2%
Retail	16,347	15,655	4.4%
National	3,525	3,393	3.9%
Other	536	554	(3.2)%
Circulation	6,308	6,672	(5.5)%
By Property
Richmond	10,502	10,466	0.3%
Tampa	14,358	13,359	7.5%
Winston-Salem	4,127	4,029	2.4%
Community Newspapers	15,039	14,693	2.4%

Advertising Revenues (000)
Richmond	$8,178	$7,920	3.3%
Tampa	13,090	12,116	8.0%
Winston-Salem	3,334	3,294	1.2%
Community Newspapers	12,017	11,685	2.8%

Broadcast Time Sales (gross) (000)	$25,341	$24,749	2.4%
Local	16,403	14,432	13.7%
National	8,754	8,448	3.6%
Political	184	1,869	(90.2)%

Selected Online Total Page Views
TBO.com (Tampa, Fla.)	20,121,559	17,522,217	14.8%
TimesDispatch.com (Richmond, Va.)	8,668,467	6,039,122	43.5%
JournalNow.com (Winston-Salem, N.C.)	3,650,106	2,960,807	23.3%

	Year-to-Date

	2005	2004	% Change

Revenues (000)	$451,646	$433,046	4.3%
Publishing	289,893	276,234	4.9%
Broadcast	154,561	152,126	1.6%
Interactive Media	9,463	6,484	45.9%
Eliminations	(2,271)	(1,798)	26.3%

Selected Publishing Revenues (000)
By Category
Advertising	$239,864	$225,232	6.5%
Classified	105,063	96,749	8.6%
Retail	108,617	104,415	4.0%
National	22,689	20,526	10.5%
Other	3,495	3,542	(1.3)%
Circulation	43,522	44,999	(3.3)%
By Property
Richmond	69,572	67,676	2.8%
Tampa	94,427	87,011	8.5%
Winston-Salem	26,678	26,052	2.4%
Community Newspapers	98,159	94,416	4.0%

Advertising Revenues (000)
Richmond	$53,832	$51,108	5.3%
Tampa	84,768	77,714	9.1%
Winston-Salem	21,563	21,128	2.1%
Community Newspapers	78,221	74,277	5.3%

Broadcast Time Sales (gross) (000)	$153,638	$152,249	0.9%
Local	100,052	91,880	8.9%
National	52,686	51,763	1.8%
Political	900	8,606	(89.5)%

Selected Online Total Page Views
TBO.com (Tampa, Fla.)	106,244,130	81,509,098	30.3%
TimesDispatch.com (Richmond, Va.)	50,541,228	39,840,243	26.9%
JournalNow.com (Winston-Salem, N.C.)	21,241,403	15,477,352	37.2%

Notes:  All data are subject to later adjustment.

MEDIA GENERAL INC.

Daily Newspapers Advertising Linage*

	June

	2005	2004	% Change

RICHMOND TIMES-DISPATCH
Retail	27,479	29,063	(5.5)%
National	8,742	11,090	(21.2)%
Classified	75,699	74,647	1.4%
Total	111,920	114,800	(2.5)%

TAMPA TRIBUNE
Retail	41,775	38,953	7.2%
National	13,722	14,557	(5.7)%
Classified	127,504	131,900	(3.3)%
Total	183,001	185,410	(1.3)%

WINSTON-SALEM JOURNAL
Retail	34,909	33,796	3.3%
National	8,974	6,496	38.1%
Classified	58,638	59,750	(1.9)%
Total	102,521	100,042	2.5%

COMMUNITY & ASSOCIATES DAILIES
Retail	296,727	303,050	(2.1)%
National	27,051	31,918	(15.2)%
Classified	415,478	451,783	(8.0)%
Total	739,256	786,751	(6.0)%

MEDIA GENERAL DAILIES TOTAL
Retail	400,890	404,862	(1.0)%
National	58,489	64,061	(8.7)%
Classified	677,319	718,080	(5.7)%
Total	1,136,698	1,187,003	(4.2)%

	Year-to-Date

	2005	2004	% Change

RICHMOND TIMES-DISPATCH
Retail	189,699	198,622	(4.5)%
National	64,143	65,141	(1.5)%
Classified	471,439	464,413	1.5%
Total	725,281	728,176	(0.4)%

TAMPA TRIBUNE
Retail	275,838	258,239	6.8%
National	91,716	86,511	6.0%
Classified	834,321	832,022	0.3%
Total	1,201,875	1,176,772	2.1%

WINSTON-SALEM JOURNAL
Retail	218,426	224,094	(2.5)%
National	54,336	50,985	6.6%
Classified	377,022	370,164	1.9%
Total	649,784	645,243	0.7%

COMMUNITY & ASSOCIATES DAILIES
Retail	1,954,035	1,964,381	(0.5)%
National	175,740	169,780	3.5%
Classified	2,698,856	2,806,552	(3.8)%
Total	4,828,631	4,940,713	(2.3)%

MEDIA GENERAL DAILIES TOTAL
Retail	2,637,998	2,645,336	(0.3)%
National	385,935	372,417	3.6%
Classified	4,381,638	4,473,151	(2.0)%
Total	7,405,571	7,490,904	(1.1)%

*	Advertising is in column inches -- full run only

SOURCE  Media General, Inc.
          -0-                                                     07/12/2005
          /CONTACT:  Investors: Lou Anne J. Nabhan, +1-804-649-6103, or Media: Ray Kozakewicz, +1-804-649-6748, both of Media General, Inc./
          /First Call Analyst: /
          /FCMN Contact: etucker@mediageneral.com /
          /Web site:  http://www.mediageneral.com/